LAND USE RIGHTS	12 Months Ended
Dec. 31, 2012
LAND USE RIGHTS [Abstract]
LAND USE RIGHTS

NOTE 9 - LAND USE RIGHTS

Land use rights consist of the following:

	December 31,
	2012	2011

Cost of land use rights	$4,884,596	$4,846,263
Less: Accumulated amortization	(566,927)	(465,555)
Land use rights, net	$4,317,669	$4,380,708

Amortization expense for the years ended December 31, 2012, 2011 and 2010 was $97,643, $95,341 and $90,914, respectively. As of December 31, 2012 and 2011, a net book value of $2,747,396 and $2,786,405, respectively, were used as collateral for the Company's short-term bank loans.

Amortization expense for the next five years and thereafter is as follows:

2013	$97,692
2014	97,692
2015	97,692
2016	97,692
2017	97,692
Thereafter	3,829,209
Total	$4,317,669